UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

MRI INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54575	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Musick Irvine, CA		92618 (Zip Code)
(Address of principal executive offices)

(949) 900-6833

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The information required by this Item 3.03 is set forth under Item 5.03 below and is hereby incorporated by reference in response to this Item.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2016, MRI Interventions, Inc. (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware (the “Certificate of Amendment”) to effect a 1-for-40 reverse stock split (the “Reverse Stock Split”) of the shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), effective as of 4:01 p.m. Eastern Time on July 26, 2016. As previously disclosed, the Reverse Stock Split is intended to permit the Company to meet one of the listing criteria for The Nasdaq Capital Market; however, there can be no assurance that the Company will be able to satisfy all of the listing criteria.

The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from approximately 96.1 million shares to approximately 2.4 million shares, subject to adjustment for the payment of cash in lieu of fractional shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will not change. In addition, proportionate adjustments will be made to the per share exercise price of, and the number of shares underlying, all outstanding options and warrants to purchase shares of Common Stock, and the number of shares reserved for issuance pursuant to the Company’s equity compensation plans will be reduced proportionately.

The foregoing description of the Certificate of Amendment is qualified in its entirety to the Certificate of Amendment which is filed as Exhibit 3.1 herewith and incorporated herein by reference.

The new CUSIP number for the Common Stock following the Reverse Stock Split is 55347P 209.

Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts. Stockholders who hold physical certificates will receive a transmittal letter from the Company’s transfer agent explaining how to obtain stock certificates with the new CUSIP number.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRI INTERVENTIONS, INC.

By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer

Date: July 26, 2016

EXHIBIT INDEX
Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of MRI Interventions, Inc., filed with the Secretary of the State of Delaware on July 26, 2016